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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): January 2, 2004


                               Bernard Chaus, Inc.
                               -------------------
             (Exact name of registrant as specified in its charter)

New York                        0-19169                        13-2807386
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
of incorporation)                                              Identification
                                                               Number)

530 Seventh Avenue, New York, New York                         10018
-----------------------------------------                      -----
 (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (212) 354-1280
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    -----------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

















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ITEM 5.  OTHER EVENTS.

On January 2, 2004, Bernard Chaus, Inc. (the "Company") acquired from LF Brands (formerly known as The Leslie Fay Company) certain assets of its Cynthia Steffe division, which designs, sources and markets women's young contemporary sportswear. A copy of the press release issued by the Company in connection with the acquisition is attached hereto and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(C) Exhibits

1. Press Release dated January 2, 2004.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                BERNARD CHAUS, INC.
                                                (Registrant)


Date:    January 5, 2004                        By: /s/ Nicholas DiPaolo
                                                    --------------------
                                                Name: Nicholas DiPaolo
                                                Title: Chief Operating Officer